UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 4, 2013 (July 16, 2013)

Mabwe Minerals Inc.

(Exact name of registrant as specified in its charter)

Wyoming	0-53585	36-4739442
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

41 Howe Lane Freehold, NJ Suite 134		07728

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 252-5146

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 10, 2013, the registrant's 49% owned affiliate, Mabwe Minerals Zimbabwe (Private) Ltd., received an Environmental Impact Assessment Certificate ("EIA") dated July 4, 2013 from the Environmental Management Agency of Zimbabwe to allow it to commence mining and processing of barite at Dodge Mine in Zimbabwe for Baker Hughes and several other prospective customers for high end barite.

The registrant issued a press release regarding the issuance of the EIA, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated July 16, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 16, 2013	Mabwe Minerals Inc.

	By:	/s/ Al Pietrangelo
Al Pietrangelo
President and CEO

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